Exhibit 10.3

RIGHTS AGREEMENT

This Rights Agreement (this “Agreement”) is dated March 21, 2018 by and between TITAN PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080-1921, United States (“Titan”), and L. MOLTENI & C. DEI FRATTELLI ALITTI SOCIETÀ DI ESERCIZIO S.P.A., a company organized and existing under the laws of Italy having its principal office at Strada Statale 67, Frazione Granatieri, Scandicci (Florence), Italy, or any of its affiliates, (“Molteni”).

WHEREAS, Titan and Molteni are parties to (i) an Asset Purchase, Supply and Support Agreement (the “IP Agreement”) and (ii) an Amended and Restated Venture Loan and Security Agreement (the “Loan Agreement”), both of even date herewith (the IP Agreement and the Loan Agreement being collectively referred to herein as the “Transaction Agreements”);

WHEREAS, in order to induce Molteni to enter into the Transaction Agreements, Titan and Molteni have agreed to enter into this Agreement to provide certain rights to Molteni.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1.                  Warrants. Upon execution of the Transaction Agreements, Titan shall issue to Molteni seven-year warrants in the form attached hereto as Appendix A (the “Warrants”) to purchase an aggregate of 540,000 shares of Titan’s common stock, par value $0.001 per share (the “Common Stock”) at an exercise price of $1.20 per share.

2.                  Board Seat.

a.                   Following the date hereof until such time as Molteni ceases to beneficially own at least 1% of Titan’s issued and outstanding Common Stock, inclusive of shares issuable upon exercise of the Warrants and conversion of Molteni’s promissory note (the “Note”) issued in connection with the Loan Agreement, Molteni shall have the right to designate one member of Titan’s board of directors (the “Board”), which right may be exercised at any time and from time to time by providing written notice to Titan of such exercise and such designee (such designee, subject to the terms hereof, the “Designee”).

b.                  The Designee shall be Federico Seghi Recli or such other person as shall be reasonably acceptable to the nominating committee of the Board.

c.                   From time to time, upon exercise by Molteni of the right to designate the Designee pursuant to Section 2(a) above, the Board shall take all action necessary to appoint the Designee (including, to the extent necessary, by increasing the size of its Board to create a vacancy if no such vacancy exists and no Designee is then serving on the Board) and, thereafter, unless otherwise requested by Molteni in writing, to nominate such Designee for election to the Board on Titan’s slate and use its reasonable best efforts to cause the election of the Designee to the Board at any meeting of the stockholders thereafter at which the election of directors is held and included in any written consent in lieu thereof (including recommending that Titan’s stockholders vote in favor in the election of the Designee (along with other Company nominees) and otherwise supporting the Designee for election in a manner no less rigorous and favorable than the manner in which Titan supports its nominees in the aggregate.

d.                  At the time any such Designee becomes a member of the Board and at least annually thereafter, the Board shall offer the Designee the opportunity to become a member of each committee of the Board.

e.                   At the time any such Designee becomes a member of the Board, the Company and Designee shall enter into a customary indemnification agreement (that includes, in respect of the Designee, exculpation, indemnification (including advancement of expenses) to the maximum extent possible under applicable law).

f.                    Titan shall pay all actual and documented reimbursable out-of-pocket costs and expenses incurred by the Designee in connection with his or her participation as a member of the Board or any committee thereof, including in connection with attending regular and special meetings of the Board or any committee thereof, in each case in a manner consistent with Titan’s policies for reimbursing such expenses of the members of the Board and its committees (and in any event, in a manner no less favorable than that in respect of any other director of the Company.

3.                  Observation Rights. If at any time Molteni has not designated a Designee in accordance with Section 2 above, Titan shall invite one individual selected by Molteni to attend all meetings of the Board (including “executive sessions” of the Board and any committee meetings) in a nonvoting observer capacity and, in this respect, concurrently with delivery to members of the Board (and any committee thereof), shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors with respect to such meetings; provided, that such representative agrees to hold in confidence all information so provided; and provided, further, that Titan reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if Titan believes, upon advice of outside counsel, that access to such information or attendance at such meeting would adversely affect the attorney-client privilege between Titan and its counsel.

4.                  Registration Rights. Titan hereby grants Molteni demand and piggy-back registration rights with respect to the shares of Common Stock shares issuable upon exercise of the Warrants and conversion of the Note (collectively, the “Registrable Securities”) as set forth on Appendix B.

5.                  Information Rights. Until such time as Molteni ceases to beneficially own at least 1% of Titan’s issued and outstanding Common Stock, inclusive of shares issuable upon exercise of the Warrants and conversion of the Note, Titan shall provide to Molteni such information, documents and access in respect of Titan and its subsidiaries as may be reasonably requested from time to time by Molteni; provided however that Titan shall not be obligated under this Section 5 to provide information (i) that Titan reasonably determines in good faith to be a trade secret or (ii) the disclosure of which would adversely affect the attorney-client privilege between Titan or any subsidiary thereof and its counsel.

6.                  Application of Takeover Protections. Titan hereby represents and warrants that it has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement), or other similar anti-takeover provision pursuant to its charter documents or the laws of its state of incorporation (including, without limitation, under Section 203 of the Delaware General Corporation Law) that is or could become applicable to Molteni as a result of the issuance of the warrants and purchase of the Notes and Titan fulfilling its obligations or exercising their rights pursuant to the Transaction Documents.

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7.                  Outstanding Shares. Titan hereby represents and warrants to Molteni that the number of shares of Common Stock of Molteni outstanding on the date hereof on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants) does not exceed 27,000,000 shares.

8.                  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF TITAN AND MOLTENI HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK. TITAN AND MOLTENI HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

9.                  Counterparts. The Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.              Miscellaneous. Each of Molteni and Titan represents and warrants that it has all necessary power and authority to execute this Agreement and perform its obligations in accordance with the terms hereof. Each of Molteni and Titan represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part such party and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by Titan and Molteni. Titan acknowledges and agrees that Molteni would be damaged irreparably in the event any of the provisions of this Agreement are not performed in all material respects or otherwise are breached. Accordingly, and notwithstanding anything herein to the contrary, Titan agrees that Molteni shall be entitled to seek injunctive relief to prevent breaches of the provisions of this Agreement, and/or to enforce specifically this Agreement and the terms and provisions hereof, in any action instituted in any court or tribunal having jurisdiction Titan and Molteni and the matter, without posting any bond or other security, and that such injunctive relief shall be in addition to any other remedies to which Molteni may be entitled, at law or in equity.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Sunil Bhonsle
Name: Sunil Bhonsle
Title: President & CEO

L. MOLTENI & C. DEI FRATELLI ALITTI SOCIETÀ DI ESERCIZIO S.P.A.

By:	/s/ Giuseppe Seghi Recli
Name: Giuseppe Seghi Recli
Title: Managing Director

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APPENDIX A

FORM OF WARRANT

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APPENDIX B

REGISTRATION RIGHTS

This Appendix B to the Rights Agreement by and between Molteni and the Company (the “Rights Agreement”) shall govern the registration rights granted to Molteni by the Company. Defined terms used but not otherwise defined herein shall have the meanings ascribed to such term in the Rights Agreement.

1.                  Registration Rights. Titan covenants and agrees as follows:

1.1              Registration. No later than one (1) year from the date hereof, Titan shall file a Form S-1 or Form S-3 registration statement with respect to Registrable Securities. Titan cause the Form S-1 or Form S-3 registration statement to become effective as soon as practicable after such filing and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such registration statement effective and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities.

1.2              Titan Registration. If Titan proposes to register (including, for this purpose, a registration effected by Titan for stockholders other than Molteni) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), Titan shall, at such time, promptly give Molteni notice of such registration. Upon the request of Molteni given within twenty (20) days after such notice is given by Titan, Titan shall, subject to the provisions of Subsection 1.3, cause to be registered all of the Registrable Securities that Molteni has requested to be included in such registration. Titan shall have the right to terminate or withdraw any registration initiated by it under this Subsection 1.2 before the effective date of such registration, whether or not Molteni has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by Titan in accordance with Subsection 1.6.

1.3              Underwriting Requirements.

(a)               If, pursuant to Subsection 1.1, Molteni intends to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise Titan as a part of their request made pursuant to Subsection 1.1. The underwriter(s) will be selected by Titan and shall be reasonably acceptable to Molteni. Molteni shall (together with Titan as provided in Subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.

(b)               In connection with any offering involving an underwriting of shares of Titan’s capital stock pursuant to Subsection 1.2, Titan shall not be required to include any of the Registrable Securities in such underwriting unless Molteni accepts the terms of the underwriting as agreed upon between Titan and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by Titan. If the total number of securities, including Registrable Securities, requested by Molteni to be included in such offering exceeds the number of securities to be sold (other than by Titan) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then Titan shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and Titan in their sole discretion determine will not jeopardize the success of the offering.

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Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by Titan) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering.

1.4              Obligations of Titan. Whenever required under this Section 2 to effect the registration of any Registrable Securities, Titan shall, as expeditiously as reasonably possible:

(a)               prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of Molteni, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to one hundred eighty (180) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b)               prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c)               furnish to Molteni such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents Molteni may reasonably request in order to facilitate its disposition of their Registrable Securities;

(d)               use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by Molteni; provided that Titan shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless Titan is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)               in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f)                use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by Titan are then listed;

(g)               provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

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(h)               promptly make available for inspection by Molteni, any underwriters participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by Molteni, all financial and other records, pertinent corporate documents, and properties of Titan, and cause Titan’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i)                 notify Molteni, promptly after Titan receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j)                 after such registration statement becomes effective, notify Molteni of any request by the SEC that Titan amend or supplement such registration statement or prospectus.

In addition, Titan shall ensure that, at all times after any registration statement covering a public offering of securities of Titan under the Securities Act shall have become effective, its insider trading policy shall provide that Titan’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

1.5              Furnish Information. It shall be a condition precedent to the obligations of Titan to take any action pursuant to this Section 2 with respect to the Registrable Securities that Molteni shall furnish to Titan such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of Registrable Securities.

1.6              Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for Titan; and the reasonable fees and disbursements of one counsel for Molteni (“Selling Holder Counsel”), shall be borne and paid by Titan. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by Molteni.

1.7              Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a)               To the extent permitted by law, Titan will indemnify and hold Molteni, and the partners, members, officers, directors, and stockholders of Molteni, legal counsel and accountants for Molteni; any underwriter (as defined in the Securities Act) for Molteni, and each Person, if any, who controls Molteni or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and Titan will pay to Molteni and each such, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 1.7(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of Titan, which consent shall not be unreasonably withheld, nor shall Titan be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of Molteni or any such underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

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(b)               To the extent permitted by law, Molteni will indemnify and hold harmless Titan, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls Titan within the meaning of the Securities Act, legal counsel and accountants for Titan, and any underwriter (as defined in the Securities Act), against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of Molteni expressly for use in connection with such registration; and Molteni will pay to Titan and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 1.7(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of Molteni, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by Molteni by way of indemnity or contribution under Subsections 2.7(b) and 2.7(d) exceed the proceeds from the offering received by Molteni (net of any Selling Expenses paid by Molteni), except in the case of fraud or willful misconduct by Molteni.

(c)               Promptly after receipt by an indemnified party under this Subsection 1.7 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 1.7, give the indemnifying party notice of the commencement thereof.

The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 1.7, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 1.7.

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(d)               To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 1.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 1.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 1.7, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) Molteni will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by Molteni pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall Molteni’s liability pursuant to this Subsection 1.7(d), when combined with the amounts paid or payable by Molteni pursuant to Subsection 1.7(b), exceed the proceeds from the offering received by Molteni (net of any Selling Expenses paid by Molteni), except in the case of willful misconduct or fraud by Molteni.

(e)               Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)                Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of Titan and Molteni under this Subsection 1.7 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

1.8              Reports Under Exchange Act. With a view to making available to Molteni the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit Molteni to sell securities of Titan to the public without registration or pursuant to a registration on Form S-3, Titan shall:

(a)               make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the date hereof;

(b)               use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of Titan under the Securities Act and the Exchange Act (at any time after Titan has become subject to such reporting requirements); and

(c)               furnish to Molteni, so long as Molteni owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by Titan that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after Titan so qualifies); and (ii) such other information as may be reasonably requested in availing Molteni of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form S-3 (at any time after Titan so qualifies to use such form).

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2.                  Definitions. For purposes of this Agreement:

2.1              “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, limited partner, member, employee, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For purposes of this definition, the term “control” when used with respect to any Person means the power to direct the management or policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

2.2              “Common Stock” means shares of Titan’s common stock, par value $0.001 per share.

2.3              “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of Titan, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

2.4              “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.5              “Excluded Registration” means (i) a registration relating to the sale of securities to employees of Titan or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

2.6              “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

2.7              “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by Titan with the SEC.

2.8              “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

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2.9              “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

2.10          “SEC” means the Securities and Exchange Commission.

2.11          “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

2.12          “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

2.13          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.14          “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities.

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